Abacus FCF Real Assets Leaders ETF
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 56.8%	Shares	Value
Consumer Discretionary - 3.9%
Pool Corp.	4,033	$1,182,234
The Scotts Miracle-Gro Co. (a)	15,816	796,810
		1,979,044

Consumer Staples - 2.7%
Ingredion, Inc.	10,343	1,373,757

Energy - 9.7%
BP PLC - ADR	6,764	185,739
Exxon Mobil Corp.	7,450	786,944
Petroleo Brasileiro SA - ADR	97,512	1,100,911
Shell PLC - ADR	44,384	2,861,880
		4,935,474

Industrials - 31.4%(b)
A.O. Smith Corp.	4,108	278,769
ABB Ltd. - ADR	15,359	808,037
Allegion PLC	2,972	413,702
Emerson Electric Co.	12,845	1,350,138
Fastenal Co.	7,604	615,696
Flowserve Corp.	12,623	570,938
Honeywell International, Inc.	9,202	1,937,021
Hubbell, Inc.	537	195,028
IDEX Corp.	4,262	741,460
Illinois Tool Works, Inc.	1,141	273,737
Kennametal, Inc.	20,902	407,171
MSC Industrial Direct Co., Inc. - Class A (a)	15,356	1,174,427
Nordson Corp.	1,977	374,780
nVent Electric PLC	9,804	538,338
Rockwell Automation, Inc.	2,060	510,221
Siemens AG - ADR	27,976	3,224,234
Watsco, Inc. (a)	4,184	1,923,970
Worthington Enterprises, Inc.	14,517	734,996
		16,072,663

Materials - 9.1%
Carlisle Cos., Inc. (a)	841	319,143
CF Industries Holdings, Inc.	6,765	530,173
Innospec, Inc.	3,120	279,178
NewMarket Corp. (a)	2,131	1,311,204
Quaker Chemical Corp.	3,428	363,162
RPM International, Inc.	4,864	519,232
Sylvamo Corp.	9,352	557,566
WD-40 Co.	3,427	782,590
		4,662,248
TOTAL COMMON STOCKS (Cost $30,710,882)		29,023,186

REAL ESTATE INVESTMENT TRUSTS - COMMON - 23.5%	Shares	Value
Real Estate - 23.5%
CubeSmart	42,104	1,712,370
Equity LifeStyle Properties, Inc.	3,805	246,488
Essex Property Trust, Inc.	2,816	786,086
Gaming and Leisure Properties, Inc. (a)	33,672	1,611,542
Innovative Industrial Properties, Inc.	3,573	194,050
Lamar Advertising Co. - Class A (a)	15,962	1,816,635
National Health Investors, Inc.	5,776	437,070
Public Storage	6,006	1,804,382
Simon Property Group, Inc.	13,300	2,093,154
The St. Joe Co.	7,372	311,983
VICI Properties, Inc.	31,547	1,010,135
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $12,442,710)		12,023,895

MASTER LIMITED PARTNERSHIPS - 16.6%	Units	Value
Energy - 16.6%
Cheniere Energy Partners LP	18,015	1,058,922
Energy Transfer LP	153,978	2,546,796
MPLX LP	49,248	2,508,200
Plains All American Pipeline LP	75,476	1,317,811
Plains GP Holdings LP - Class A	55,336	1,031,463
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $9,263,454)		8,463,192

PREFERRED STOCKS - 1.6%	Shares	Value
Energy - 1.6%
Petroleo Brasileiro SA - ADR	79,725	841,896
TOTAL PREFERRED STOCKS (Cost $1,022,877)		841,896

SHORT-TERM INVESTMENTS - 12.0%		Value
Investments Purchased with Proceeds from Securities Lending - 12.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.47% (c)	6,171,648	6,171,648
TOTAL SHORT-TERM INVESTMENTS (Cost $6,171,648)		6,171,648

TOTAL INVESTMENTS - 110.5% (Cost $59,611,571)		56,523,817
Money Market Deposit Account - 1.4% (d)		701,852
Liabilities in Excess of Other Assets - (11.9)%		(6,093,261)
TOTAL NET ASSETS - 100.0%		$51,132,408
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of April 30, 2025. The fair value of these securities was $6,023,693 which represented 11.8% of net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.20%.

For fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Abacus FCF Real Assets Leaders ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$29,023,186	$–	$–	$29,023,186
Real Estate Investment Trusts - Common	12,023,895	–	–	12,023,895
Master Limited Partnerships	8,463,192	–	–	8,463,192
Preferred Stocks	841,896	–	–	841,896
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,171,648
Total Investments	$50,352,169	$–	$–	$56,523,817

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,171,648 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.